UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2013

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On August 15, 2013, XPO Logistics, Inc. (the “Company”) completed the acquisition of all of the outstanding capital stock of 3PD Holding, Inc. (“3PD”), pursuant to a Stock Purchase Agreement, dated July 12, 2013, as amended (the “Stock Purchase Agreement”), by and among the Company, 3PD, Logistics Holding Company Limited, Mr. Karl Meyer, Karl Frederick Meyer 2008 Irrevocable Trust II, Mr. Randall Meyer, Mr. Daron Pair and Mr. James J. Martell (the “Transaction”). 3PD is the largest non-asset, third party provider of heavy goods, last-mile logistics in North America.

The total consideration paid pursuant to the Stock Purchase Agreement was approximately $365 million, paid in cash (including deferred payments and an escrow) and 407,479 restricted shares of the Company’s common stock, and was adjusted for 3PD’s cash on hand, estimated net working capital at closing and other items. Substantially all indebtedness for borrowed money of 3PD was paid in full by the Company as part of the consideration paid at the closing of the Transaction. The Company used cash on hand for the Transaction’s cash requirements, including the net proceeds of its recent and previously reported underwritten public offering of 9,694,027 shares of common stock.

Mr. Martell is a member of the board of directors of the Company and also is an investor in, and member of the board of directors of, 3PD. Mr. Martell recused himself from, and did not participate in, deliberations of the Company’s board of directors with respect to the Transaction. Other than his interest in the purchase price paid pursuant to the Stock Purchase Agreement, Mr. Martell did not receive compensation in connection with the Transaction. On July 12, 2013, Mr. Martell entered into a subscription agreement with the Company pursuant to which, on August 15, 2013, he invested $741,708 of the after-tax proceeds he received in the Transaction in restricted shares of the Company’s common stock. The subscription agreement is described further below in Item 3.02 of this Current Report on Form 8-K.

The terms and conditions of the Transaction were previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2013 (the “Original Form 8-K”). An Amendment No. 1 to the Stock Purchase Agreement was entered into as of August 14, 2013, although it is not material to the Company. The foregoing description of the Stock Purchase Agreement, as amended, is not complete and is qualified in its entirety be reference to the Stock Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Original Form 8-K, and incorporated herein by reference, and Amendment No. 1 to Stock Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1, and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously reported in the Original Form 8-K, the Company entered into subscription agreements, on July 12, 2013, in connection with the Stock Purchase Agreement, with certain equity holders of 3PD representing an aggregate of 407,479 restricted shares of the Company’s common stock, which subscription agreements were closed on August 15, 2013, the closing date of the Stock Purchase Agreement (the “Subscription Agreements”). The restricted shares of the Company’s common stock issued pursuant to the Subscription Agreements are subject to resale restrictions until September 2, 2016, except the resale restrictions run until August 15, 2014 with respect to 42,319 shares. The number of restricted shares of common stock issued pursuant to the Subscription Agreements was calculated by using a price per share of common stock equal to the closing price of the Company’s common stock on the New York Stock Exchange on July 12, 2013, which was $18.97.

The issuance of the shares of common stock was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), in accordance with Section 4(2) of the Act, as a transaction by an issuer not involving any public offering.

The foregoing description of the Subscription Agreements is not complete and is qualified in its entirety by reference to the Subscription Agreements, attached as Exhibit 4.8 to the Stock Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Original Form 8-K, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing the closing of the Transaction is furnished as Exhibit 99.4 to this Current Report on Form 8-K. The information contained in Exhibit 99.4 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18 of the Exchange Act. Furthermore, the information contained in Exhibit 99.4 shall not be deemed to be incorporated by reference into the filings of the Company under the Act or the Exchange Act, except to the extent that the registrant specifically incorporates any such information by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011 and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010 required by this Item 9.01(a) are filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on August 5, 2013, and incorporated herein by reference.

The consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the six months ended June 30, 2013 and June 30, 2012 required by this Item 9.01(a) are filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K/A, filed with the SEC on August 5, 2013, and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on August 5, 2013, and incorporated herein by reference.

(d) Exhibits.

Exhibit Number

2.1	Amendment No. 1 dated August 14, 2013 to Stock Purchase Agreement dated July 12, 2013 by and among the Company, 3PD, Logistics Holding Company Limited, Mr. Karl Meyer, Karl Frederick Meyer 2008 Irrevocable Trust II, Mr. Randall Meyer, Mr. Daron Pair and Mr. James J. Martell.

99.1	Pro Forma Financial Information, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A, filed with the SEC on August 5, 2013, and incorporated herein by reference.

(i) Unaudited pro forma condensed combined balance sheet as of June 30, 2013, and statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012.

99.2	Financial Statements of Businesses Acquired, filed as Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on August 5, 2013, and incorporated herein by reference.

(i) Report of Independent Auditor.

(ii) Consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of December 31, 2012 and December 31, 2011, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the years ended December 31, 2012, December 31, 2011 and December 31, 2010.

99.3	Financial Statements of Businesses Acquired, filed as Exhibit 99.3 to the Company’s Current Report on Form 8-K/A, filed with the SEC on August 5, 2013, and incorporated herein by reference.

(i) Consolidated balance sheets of 3PD Holding, Inc. and subsidiaries as of June 30, 2013 and December 31, 2012, and the related consolidated statements of comprehensive loss, changes in stockholders’ equity and cash flows for the six months ended June 30, 2013 and June 30, 2012.

99.4	Press release, dated August 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2013	XPO LOGISTICS, INC.

	By:	/s/ Gordon E. Devens
Gordon E. Devens
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Amendment No. 1 dated August 14, 2013 to Stock Purchase Agreement dated July 12, 2013 by and among the Company, 3PD, Logistics Holding Company Limited, Mr. Karl Meyer, Karl Frederick Meyer 2008 Irrevocable Trust II, Mr. Randall Meyer, Mr. Daron Pair and Mr. James J. Martell.

99.4	Press Release, dated August 16, 2013.